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                        AMENDMENT TO EMPLOYMENT AGREEMENT



                  This AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment"), made as of December 20, 2002, is by and between Insignia Financial Group, Inc., a Delaware corporation (the "Company"), and ANDREW LAWRENCE FARKAS (the "Executive").

                  WHEREAS, the Executive is presently employed by the Company pursuant to an Employment Agreement between the Company and the Executive, entered into on May 18, 2000 (the "Agreement"); and

                  WHEREAS, the Executive and the Company desire to amend the Agreement as hereinafter set forth.

                  NOW, THEREFORE, for good and valuable consideration, the Executive and the Company agree as follows:

         1. DEFINED TERMS; EFFECTIVE DATES. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement. Except as otherwise specifically set forth below, all amendments to the Agreement made herein shall be effective as of January 1, 2003.

         2. AMENDMENT TO SECTION 1 OF THE AGREEMENT. Section 1 of the Agreement is amended as follows:

                  (a) "2002" is replaced with "2005" throughout that Section, thereby defining the Expiration Date as December 31, 2005, subject to earlier termination as set forth in the Agreement; and

                  (b) As of January 1, 2003, the "Effective Date" shall be defined as "January 1, 2003". Accordingly, all benefits, consideration, restrictions and/or obligations with a duration measured from the "Effective Date" shall thereafter be measured from January 1, 2003.

         3. AMENDMENT TO SECTION 4(C) OF THE AGREEMENT. Section 4(c) of the Agreement is deleted in its entirety and replaced with the following:

                  "(c) ANNUAL PERFORMANCE BONUS UNDER EXECUTIVE PERFORMANCE INCENTIVE PLAN. With respect to each calendar year during the Employment Period commencing after January 1, 2003, the Executive shall be eligible to receive an annual performance bonus (the "Annual EPIP Bonus") under the Company's 2003 Executive Performance Incentive Plan (the "2003 EPIP") up to a maximum amount of $4,000,000. The Executive's Annual EPIP Bonus for each calendar year, if any, shall be payable by March 15th of the following year. The actual amount of the Annual EPIP Bonus will be earned in four tranches with each tranche to be earned based on separate performance thresholds depending on whether or not those separate thresholds are achieved. The amount payable (if earned) under the first threshold in respect of any calendar year shall


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         be equal to $1,500,000 and shall be recoupable from all cash amounts paid by the Company in respect of that calendar year as payment(s) in respect of real estate promote participations, interests or assignments; other Annual EPIP Bonus payments earned (if any) upon achieving the second, third or fourth thresholds for such calendar year, a cash payment in connection with the equity grants described in
         Section 4(h), and/or an Extraordinary Transaction Payment or Material Asset Disposition Bonus (each as defined below) and any other cash amount payable by the Company in respect of the year in which such Advances are made other than base salary. In addition to the above, during the 2003 calendar year, the Executive shall also be eligible to receive a special one-time performance bonus under the 2003 EPIP in the amount of $375,000 to be paid (if earned) in one lump sum no later than August 15, 2003 (the "Special Bonus"). Notwithstanding the immediately preceding sentence, in the event an Extraordinary Transaction (as defined in Section 8 of the Agreement) occurs prior to April 1, 2003, the Executive shall not be entitled to receive the Special Bonus."

         4.        AMENDMENT TO SECTION 4(D) AND 4(E) OF THE AGREEMENT.
Section 4(d) of the Agreement is deleted in its entirety. Section 4(e) of the Agreement is amended in its entirety to read as follows:

                   "(e) Discretionary Bonus. In addition to the Annual EPIP Bonus, the Compensation Committee may also elect to pay the Executive such additional amounts in respect of his performance in a calendar year during the Employment Period as it shall determine are appropriate."

         5. AMENDMENT TO SECTION 4(F) OF THE AGREEMENT. Effective August 1, 2002, the first sentence of Section 4(f) of the Agreement is deleted in its entirety and replaced with the following:

                  "Until July 30, 2002, the Company shall pay $375,000 (each such payment being herein referred to as an "Advance") to the Executive on the first day of each calendar quarter during each calendar year of the Employment Term, commencing as of January 1, 2000 and ending on July 1, 2002."

         6. AMENDMENT TO SECTION 4(K) OF THE AGREEMENT. Section 4(k) of the Agreement is amended by replacing the references therein to "Section (i)" to "Section (k)."

         7. AMENDMENT TO SECTION 4(R) OF THE AGREEMENT. Section 4(r) of the Agreement is amended to replace the current last sentence of that section with the following:

                  "Notwithstanding the foregoing, any other provision of this Agreement or any provision of Exhibit A, with regard to Equity Grants, in the event of a Death Termination Event or the occurrence of an Extraordinary Transaction, an Influence Change Event, or an Extraordinary Stock Event



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         (whether or not resulting in a termination of the Executive's employment), then all Equity Grants that have been previously granted to the Executive will immediately vest and be exercisable by the Executive (or his estate, as the case may be). Except as specifically provided above, nothing herein is intended to modify the separate vesting provisions that relate to the Equity Grants referred to in
         Section 4(h) above and set forth in Exhibit A."

         8. RETENTION BONUS. The Executive shall be eligible to receive a performance-based retention bonus under the Company's 2003 EPIP in the amount of $1,820,000 to be paid (if earned) in installments from, and to the extent of, any Net Promote Proceeds (as defined below) within a reasonable time after such Net Promote Proceeds are received by the Company from time to time until the $1,820,000 is paid (if earned) (the "EPIP Retention Bonus"). For purposes of this Amendment, the term "Net Promote Proceeds" shall mean 33.5% of the aggregate proceeds actually received by the Company, if any, commencing on April 1, 2002 and continuing through the date of the final liquidation or sale of the Opportunity Partnerships (as defined below) or their respective asset management entities, from its promote participations in the Insignia Opportunity Partners and/or Insignia Opportunity Partners II (collectively, the "Opportunity Partnerships"), until such time as the Executive has received $320,000 of such bonus, and, thereafter "Net Promote Proceeds" shall mean 67% of the aggregate proceeds actually received by the Company, if any, commencing on April 1, 2002 and continuing through the date of the final liquidation or sale of the Opportunity Partnerships (as defined above) or their respective asset management entities, from its promote participations in the Opportunity Partnerships until the Executive has received the remainder of the $1,820,000 in the aggregate. The Net Promote Proceeds shall not include any return the Company earns on any actual investment by the Company in the Opportunity Partnerships nor any fees received by the Company in respect of acquisition or asset management services. Notwithstanding the above, in the event of an Extraordinary Transaction (as defined in Section 8 of the Agreement) prior to the end of the performance period under the 2003 EPIP relating to the EPIP Retention Bonus, the Executive shall be entitled to receive the EPIP Retention Bonus at the time or times set forth above.

         9. AMENDMENT TO PROMISSORY NOTE. Effective August 1, 2002, the last sentence of Section 1(a) of the Promissory Note, dated March, 2002, made by the Executive payable to the order of the Company in the principal amount of $1,500,000 is amended to add the following phrase at the end thereof:

                  "and Obligor also agrees that such interest payments may be deducted automatically by IFG from any proceeds the Obligor receives from any annual bonus payments payable to the Obligor by the Company."

         10. AFFIRMATION. Except as amended hereby, the Agreement shall remain in full force and effect.

         11. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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         12.      GOVERNING LAW. This Amendment shall be governed by and
construed in accordance with the laws of the State of New York, without reference to the conflict of law provisions thereof.

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                  IN WITNESS WHEREOF the parties have executed this Amendment below as of the day first above written.

                                INSIGNIA FINANCIAL GROUP, INC.


                                By: /s/ Adam B. Gilbert
                                    -------------------------------------


                                Name: Adam B. Gilbert
                                     ------------------------------------


                                Title: Executive Vice President
                                      -----------------------------------


                                /s/Andrew Lawrence Farkas
                                -----------------------------------------
                                                  ANDREW LAWRENCE FARKAS